EXHIBIT 99.1

FOR IMMEDIATE RELEASE:	Investor Relations contact:
Marc Passalacqua
Tel: 415-278-7933
investor_relations@gymboree.com

Media Relations contact:
Tel: 415-278-7493
media_relations@gymboree.com

The Gymboree Corporation Reports First Fiscal Quarter and 2014 Results

San Francisco, Calif., June 12, 2014 – The Gymboree Corporation (the “Company”) today reported consolidated financial results for the first fiscal quarter ended May 3, 2014.

First Quarter Results (13-weeks ended May 3, 2014 versus 13-weeks ended May 4, 2013)

•	Net sales were $272.0 million, compared to $292.8 million in the first quarter of fiscal 2013.
•	Comparable sales (including online stores) declined 10%.
•	Gross profit was $108.4 million, or 39.8% of net sales, compared to $121.0 million, or 41.3% of net sales, for the first quarter of fiscal 2013.
•	Adjusted gross profit was $110.2 million, or 40.5% of net sales, compared to $123.6 million, or 42.2% of net sales, for the first quarter of fiscal 2013. Adjusted gross profit excludes purchase accounting adjustments of $1.8 million and $2.6 million for the first quarter of fiscal 2014 and the first quarter of fiscal 2013, respectively, relating to the November 2010 acquisition of the Company by investment funds sponsored by Bain Capital Partners, LLC (the “Acquisition”) (see Exhibit D for relevant reconciliation information).
•	SG&A expense was $102.3 million, or 37.6% of net sales, compared to $104.1 million, or 35.6% of net sales, for the first quarter of fiscal 2013.
•	Adjusted SG&A expense was $101.8 million, or 37.4% of net sales, compared to $100.3 million, or 34.2% of net sales, in the first quarter of fiscal 2013. Adjusted SG&A excludes $0.5 million and $3.9 million, respectively, of additional costs resulting from the Acquisition, including the effect of purchase accounting adjustments and non-recurring adjustments (see Exhibit D for relevant reconciliation information).
•	Net loss attributable to The Gymboree Corporation was $13.4 million compared to a net loss of $2.5 million for the first quarter of fiscal 2013.

•	Adjusted EBITDA, defined as net loss attributable to The Gymboree Corporation before interest income/expense, income taxes and depreciation and amortization, adjusted for other items described above, was $22.0 million compared to $36.0 million for the first quarter of fiscal 2013.
•	Adjusted EBITDA is not a financial measure under U.S. generally accepted accounting principles (“GAAP”). For a description of these measures, see “Non-GAAP Financial Measures” below. A reconciliation of net loss attributable to The Gymboree Corporation to Adjusted EBITDA presented herein is included in Exhibit D of this press release.

Balance Sheet Highlights

•	There were $10.0 million in borrowings outstanding under the Company's $225 million asset-backed loan facility and approximately $118 million of undrawn availability after deducting for Letters of Credit and outstanding borrowings at the end of the first quarter of fiscal 2014.
•	Cash balances were at $24.8 million at the end of the first quarter of fiscal 2014, a decrease of $14.6 million from $39.4 million at the end of fiscal 2013.
•	Capital expenditures were $9.4 million during the first quarter of fiscal 2014.
•	Inventory balances at the end of the first quarter of fiscal 2014 were $170.4 million, compared to $180.8 million at the end of the first quarter of fiscal 2013. On a per square foot basis, inventory cost declined 10% and inventory units declined in the low teens.

Fiscal 2014 Business Outlook

The Company’s fiscal 2014 outlook is based on current economic environment trends, as well as management expectations for the remainder of the year.

Full Year

For the full year, the Company expects Adjusted EBITDA to be approximately flat compared to fiscal 2013. Based on this guidance, the Company expects to have sufficient liquidity during fiscal 2014 to service its debt and invest in the business to drive long-term growth. Furthermore, the Company anticipates utilizing its ABL facility throughout the course of the year to support seasonal working capital needs and does not anticipate having any outstanding borrowings by fiscal year end.

New Stores

During fiscal 2014, the Company plans to open approximately 50 new stores, distributed fairly evenly across the brands, and close approximately 25 to 30 stores.

Capital Expenditures

During fiscal 2014, the Company now anticipates spending approximately $35 million to $40 million for capital expenditures.

Non-GAAP Financial Measures

The Company defines "Adjusted EBITDA" as net income (loss) attributable to The Gymboree Corporation before interest income/expense, income taxes, and depreciation and amortization ("EBITDA") adjusted for other items including non-cash share-based compensation, loss on disposal/impairment of assets and sponsor management fees and expenses, as well as the impact of purchase accounting adjustments resulting from the Acquisition and other non-recurring or unusual items.

Adjusted EBITDA is a non-GAAP measure but is considered an important supplemental measure of the Company's performance and is believed to be used frequently by securities analysts, investors and other interested parties in the evaluation of similar retail companies. Adjusted EBITDA is not a presentation made in accordance with GAAP and the Company's computation of Adjusted EBITDA may vary from others in the industry. Adjusted EBITDA should not be considered an alternative to operating income or net income, as a measure of operating performance or cash flow, or as a measure of liquidity. Adjusted EBITDA has important limitations as an analytical tool and should not be considered in isolation or as a substitute for analysis of the Company's results as reported under GAAP (see Exhibit D for a reconciliation of Adjusted EBITDA to net loss attributable to The Gymboree Corporation).

Management Presentation

The live broadcast of the discussion of first quarter fiscal 2014 financial results and our business outlook will be available to interested parties at 1:00 p.m. PT (4:00 p.m. ET) on Thursday, June 12, 2014. To listen to the live broadcast over the internet, please log on to www.gymboree.com, click on “Company Information” at the bottom of the page, go to “Investors & Media” and then “Conference Calls & Webcasts.” A replay of the call will be available two hours after the broadcast through midnight PT, Wednesday, June 18, 2014, at 855-859-2056, passcode 32200008.

About The Gymboree Corporation

The Gymboree Corporation’s specialty retail brands offer unique, high-quality products delivered with personalized customer service. As of May 3, 2014, the Company operated a total of 1,337 retail stores: 627 Gymboree® stores (574 in the United States, 46 in Canada, 1 in Puerto Rico and 6 in Australia), 168 Gymboree Outlet stores (166 in the United States and 2 in Puerto Rico), 146 Janie and Jack® shops and 396 Crazy 8® stores in the United States. The Company also operates online stores at www.gymboree.com, www.janieandjack.com and www.crazy8.com, and offers directed parent-child developmental play programs at 698 franchised and Company-operated Gymboree Play & Music® centers in the United States and 41 other countries.

Forward-Looking Statements

The foregoing financial information for the first fiscal quarter of 2014 is unaudited and subject to quarter-end and year-end adjustments.  This press release includes forward-looking statements, including statements relating to The Gymboree Corporation’s anticipated future financial performance, especially those set forth under the heading “Fiscal 2014 Business Outlook.”  These forward-looking statements generally can be identified by the use of words such as “anticipate,” “expect,” “plan,” “could,” “may,” “will,” “believe,” “estimate,” “forecast,” “goal,” “project,” and other words of similar meaning.  Each forward-looking statement contained in this press release is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statement.  The Company presently considers the following risks and uncertainties to be important factors that could cause actual results to differ materially from the Company’s expectations: the ongoing volatility in the commodities market for cotton, uncertainties relating to high levels of unemployment and consumer debt, volatility in the financial markets, general economic conditions, the Company’s ability to anticipate and timely respond to changes in trends, consumer preferences and customer reactions to new merchandise and concepts, competitive market conditions, success in meeting the Company's delivery targets, the Company's promotional activity, gross margin achievement, the Company's ability to appropriately manage inventory, effects of future embargos from countries used to source product, the Company’s ability to attract and retain key personnel and other qualified team members, and other factors, including those discussed under “Risk Factors” in “Item 1A. Risk Factors,” of the Company’s Annual Report on Form 10-K for the fiscal year ended February 1, 2014, filed with the Securities and Exchange Commission (“SEC”) on May 2, 2014.  The Company cautions investors to carefully consider the risks associated with, and not to place considerable reliance on, the forward-looking statements contained in this press release. The forward-looking statements in this press release speak only as of the date of this document, and the Company undertakes no obligation to update or revise any of these statements.

Gymboree, Janie and Jack, Crazy 8, and Gymboree Play & Music are registered trademarks of The Gymboree Corporation.

###

EXHIBIT A

THE GYMBOREE CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands)

(Unaudited)

	13 Weeks Ended
	May 3, 2014	May 4, 2013
Net sales:
Retail	$259,124	$280,877
Gymboree Play & Music	6,832	6,328
Retail Franchise	6,054	5,578
Total net sales	272,010	292,783
Cost of goods sold, including buying and occupancy expenses	(163,652)	(171,810)
Gross profit	108,358	120,973
Selling, general and administrative expenses	(102,290)	(104,129)
Operating income	6,068	16,844
Interest income	47	41
Interest expense	(20,374)	(20,402)
Other income (expense), net	(368)	9
Loss before income taxes	(14,627)	(3,508)
Income tax (expense) benefit	(376)	660
Net loss	(15,003)	(2,848)
Net loss attributable to noncontrolling interest	1,572	312
Net loss attributable to The Gymboree Corporation	$(13,431)	$(2,536)

EXHIBIT B

THE GYMBOREE CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

(Unaudited)

	May 3,	February 1,	May 4,
	2014	2014	2013
ASSETS
Current assets:
Cash and cash equivalents	$24,773	$39,429	$43,146
Accounts receivable	22,394	21,882	22,124
Merchandise inventories	170,411	175,495	180,796
Prepaid income taxes	2,986	1,979	3,076
Prepaid expenses	18,623	18,801	16,809
Deferred income taxes	14,236	13,454	30,647
Total current assets	253,423	271,040	296,598

Property and equipment, net	203,476	206,308	205,985
Goodwill	758,777	758,777	898,983
Other intangible assets, net	559,003	559,824	578,456
Deferred financing costs	30,754	32,455	38,419
Other assets	10,288	11,700	7,443

Total assets	$1,815,721	$1,840,104	$2,025,884

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$73,345	$101,959	$57,753
Accrued liabilities	107,648	100,303	107,095
Line of credit	10,000	-	-
Current obligation under capital lease	515	503	-
Total current liabilities	191,508	202,765	164,848

Long-term liabilities:
Long-term debt	1,113,817	1,113,742	1,138,524
Long-term obligation under capital lease	3,269	3,402	-
Lease incentives and other liabilities	50,534	50,432	43,432
Unrecognized tax benefits	6,304	6,157	8,135
Deferred income taxes	215,232	214,464	231,540
Total liabilities	1,580,664	1,590,962	1,586,479

Stockholders' equity	235,057	249,142	439,405

Total liabilities and stockholders' equity	$1,815,721	$1,840,104	$2,025,884

EXHIBIT C

THE GYMBOREE CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

(Unaudited)

	13 Weeks Ended
	May 3, 2014	May 4, 2013
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(15,003)	$(2,848)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Depreciation and amortization	11,178	12,822
Amortization of deferred financing costs and accretion of original issue discount	1,776	1,690
Interest rate cap contracts - adjustment to market	461	183
Loss on disposal/impairment of assets	359	-
Deferred income taxes	(33)	(2,210)
Share-based compensation expense	1,276	1,497
Other	18	314
Change in assets and liabilities:
Accounts receivable	(553)	5,443
Merchandise inventories	4,776	17,244
Prepaid income taxes	(1,013)	(179)
Prepaid expenses and other assets	1,087	409
Accounts payable	(28,602)	(32,377)
Accrued liabilities	8,897	13,395
Lease incentives and other liabilities	693	4,335
Net cash (used in) provided by operating activities	(14,683)	19,718

CASH FLOWS FROM INVESTING ACTIVITIES:
Capital expenditures	(9,353)	(10,658)
Other	(56)	(93)
Net cash used in investing activities	(9,409)	(10,751)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from ABL facility	78,000	-
Payments on ABL facility	(68,000)	-
Payments on capital lease	(121)	-
Dividend payment to Parent	-	(201)
Capital contribution received by noncontrolling interest	-	1,007
Net cash provided by financing activities	9,879	806
Effect of exchange rate fluctuations on cash and cash equivalents	(443)	45
Net (decrease) increase in cash and cash equivalents	(14,656)	9,818
CASH AND CASH EQUIVALENTS:
Beginning of period	39,429	33,328
End of period	$24,773	$43,146

EXHIBIT D

THE GYMBOREE CORPORATION

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(In thousands)

(Unaudited)

ADJUSTED EBITDA:

The Company defines "Adjusted EBITDA" as net income (loss) attributable to The Gymboree Corporation before interest expense, interest income, income tax expense/benefit, and depreciation and amortization ("EBITDA") adjusted for other items, including non-cash share-based compensation, loss on disposal/impairment of assets, sponsor management fees and expenses, as well as the impact of purchase accounting adjustments resulting from the acquisition of the Company by investment funds sponsored by Bain Capital Partners, LLC (the "Acquisition"), non-recurring and unusual items.

Adjusted EBITDA is not a performance measure under U.S. generally accepted accounting principles ("GAAP"), but is considered an important supplemental measure of the Company's performance and is believed to be used frequently by securities analysts, investors and other interested parties in the evaluation of similar retail companies. Adjusted EBITDA is not a presentation made in accordance with GAAP and the Company's computation of Adjusted EBITDA may vary from others in the industry. Adjusted EBITDA should not be considered an alternative to operating income or net income, as a measure of operating performance or cash flow, or as a measure of liquidity. Adjusted EBITDA has important limitations as an analytical tool and should not be considered in isolation or as a substitute for analysis of the Company's results as reported under GAAP.

The table below provides a reconciliation of net loss attributable to The Gymboree Corporation to Adjusted EBITDA:

	13 Weeks Ended
	May 3, 2014	May 4, 2013

Net loss attributable to The Gymboree Corporation	$(13,431)	$(2,536)
Reconciling items (a):
Interest expense	20,374	20,402
Interest income	(52)	(26)
Income tax expense (benefit)	599	(861)
Depreciation and amortization (b)	10,786	12,620
Non-cash share-based compensation expense	1,276	1,497
Loss on disposal/impairment on assets	330	300
Acquisition-related adjustments (c)	2,944	4,093
Other (d)	(795)	489
Adjusted EBITDA	$22,031	$35,978

(a) Excludes amounts related to noncontrolling interest, which are already excluded from net loss attributable to The Gymboree Corporation.

(b) Includes the following:

Amortization of intangible assets (impacts SG&A)	$384	$2,258
Amortization of below and above market leases (impacts COGS)	(247)	(386)
	$137	$1,872

(c) Includes the following:

Additional rent expense recognized due to the elimination of deferred rent and construction allowances in purchase accounting (impacts COGS)	$2,068	$2,232
Sponsor fees, legal and accounting, as well as other costs incurred as a result of the Acquisition or refinancing (impacts SG&A)	876	1,120
Decrease in net sales due to the elimination of deferred revenue related to the Company's co-branded credit card program in purchase accounting (impacts net sales)	-	741
	$2,944	$4,093

(d) Other is comprised of a non-recurring change in reserves and restructuring charges.

OTHER NON-GAAP FINANCIAL MEASURES:

	13 Weeks Ended
	May 3, 2014	May 4, 2013

Gross profit as reported	$108,358	$120,973
Acquisition-related adjustments	1,821	2,587
Adjusted gross profit excluding Acquisition-related adjustments (non-GAAP measure)	$110,179	$123,560

	13 Weeks Ended
	May 3, 2014	May 4, 2013

SG&A as reported	$(102,290)	$(104,129)
Acquisition-related adjustments	1,260	3,378
Other adjustments	(795)	489
	465	3,867
Adjusted SG&A excluding Acquisition-related and other adjustments (non-GAAP measure)	$(101,825)	$(100,262)

EXHIBIT E

THE GYMBOREE CORPORATION

CONDENSED CONSOLIDATING STATEMENTS OF OPERATIONS

(In thousands)

(Unaudited)

	For the 13 Weeks Ended May 3, 2014
	Balance Before
	Consolidation of VIEs	VIEs*	Eliminations	As Reported
Net sales	$269,144	$5,404	$(2,538)	$272,010
Cost of goods sold, including buying and occupancy expenses	(162,438)	(1,302)	88	(163,652)
Gross profit	106,706	4,102	(2,450)	108,358
Selling, general and administrative expenses	(98,960)	(5,793)	2,463	(102,290)
Operating income (loss)	7,746	(1,691)	13	6,068
Other non operating expense	(20,591)	(104)	-	(20,695)
Loss before income taxes	(12,845)	(1,795)	13	(14,627)
Income tax (expense) benefit	(599)	223	-	(376)
Net loss	(13,444)	(1,572)	13	(15,003)
Net loss attributable to noncontrolling interest	-	1,572	-	1,572
Net loss attributable to The Gymboree Corporation	$(13,444)	$-	$13	$(13,431)

	For the 13 Weeks Ended May 4, 2013
	Balance Before
	Consolidation of VIEs	VIEs*	Eliminations	As Reported
Net sales	$289,480	$4,634	$(1,331)	$292,783
Cost of goods sold, including buying and occupancy expenses	(170,782)	(1,230)	202	(171,810)
Gross profit	118,698	3,404	(1,129)	120,973
Selling, general and administrative expenses	(101,631)	(3,646)	1,148	(104,129)
Operating income (loss)	17,067	(242)	19	16,844
Other non operating (expense) income	(20,483)	131	-	(20,352)
Loss before income taxes	(3,416)	(111)	19	(3,508)
Income tax benefit (expense)	861	(201)	-	660
Net loss	(2,555)	(312)	19	(2,848)
Net loss attributable to noncontrolling interest	-	312	-	312
Net loss attributable to The Gymboree Corporation	$(2,555)	$-	$19	$(2,536)

EXHIBIT E (continued)

THE GYMBOREE CORPORATION

CONDENSED CONSOLIDATING BALANCE SHEETS

(In thousands)

(Unaudited)

	May 3, 2014
	Balance Before
	Consolidation of VIEs	VIEs*	Eliminations	As Reported
Current assets	$238,320	$17,334	$(2,231)	$253,423
Non-current assets	1,557,828	4,470	-	1,562,298
Total assets	$1,796,148	$21,804	$(2,231)	$1,815,721

Current liabilities	$185,467	$8,131	$(2,090)	$191,508
Non-current liabilities	1,388,802	354	-	1,389,156
Total liabilities	$1,574,269	$8,485	$(2,090)	$1,580,664

Total stockholders' equity	221,879	-	(141)	221,738
Noncontrolling interest	-	13,319	-	13,319
Total liabilities and stockholders' equity	$1,796,148	$21,804	$(2,231)	$1,815,721

	February 1, 2014
	Balance Before
	Consolidation of VIEs	VIEs*	Eliminations	As Reported
Current assets	$253,764	$18,764	$(1,488)	$271,040
Non-current assets	1,564,620	4,444	-	1,569,064
Total assets	$1,818,384	$23,208	$(1,488)	$1,840,104

Current liabilities	$196,631	$7,490	$(1,356)	$202,765
Non-current liabilities	1,387,828	370	(1)	1,388,197
Total liabilities	$1,584,459	$7,860	$(1,357)	$1,590,962

Total stockholders' equity	233,925	-	(131)	233,794
Noncontrolling interest	-	15,348	-	15,348
Total liabilities and stockholders' equity	$1,818,384	$23,208	$(1,488)	$1,840,104

	May 4, 2013
	Balance Before
	Consolidation of VIEs	VIEs*	Eliminations	As Reported
Current assets	$288,822	$13,131	$(5,355)	$296,598
Non-current assets	1,726,636	2,650	-	1,729,286
Total assets	$2,015,458	$15,781	$(5,355)	$2,025,884

Current liabilities	$157,669	$12,321	$(5,142)	$164,848
Non-current liabilities	1,421,443	188	-	1,421,631
Total liabilities	$1,579,112	$12,509	$(5,142)	$1,586,479

Total stockholders' equity	436,346	-	(213)	436,133
Noncontrolling interest	-	3,272	-	3,272
Total liabilities and stockholders' equity	$2,015,458	$15,781	$(5,355)	$2,025,884

* The Variable Interest Entities ("VIEs") include the results of Gymboree (China) Commercial and Trading Co. Ltd. and Gymboree (Tianjin) Educational Information Consultation Co. Ltd. While the Company does not control these two entities, they have been determined to be variable interest entities and their results have been consolidated by the Company.